FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                      Date of Report:   January 5, 2005


                               BORGWARNER INC.
            (Exact name of registrant as specified in its charter)


      Delaware                     1-12162             13-3404508
(State of Incorporation)    (Commission File No.)     (IRS Employer
                              Identification No.)

                5435 Corporate Drive, Suite 150, Troy MI 48098
                   (Address of principal executive offices)

     Registrant's telephone number, including area code:  (248) 373-5550


             [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
             [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
             [ ] Pre-commencement communications pursuant to
       Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2[b])
             [ ] Pre-commencement communications pursuant to
       Rule 13e- 4[c] under the Exchange Act (17 CFR 240.13e-4[c])




      Item 5.02 Departure of Directors or Principal
             Officers; Election of       Directors;
             Appointment of Principal Officers


      On January 5, 2005, BorgWarner Inc. announced that Jeffrey L. Obermayer was named Vice President and Controller replacing William Cline. Mr.
Obermayer, 49, had served as the Company's Vice
President and Treasurer since 1999. Mr. Cline 53, was named Vice President, Acquisition Coordination and Special Projects. Mr. Cline had served as the Company's Vice President and Controller since 1993.

      Item 9.01     Financial Statements and Exhibits.

       [c]   Exhibits

             99.1   Press Release dated January 5,
                    2005


SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                     BORGWARNER INC.


                            /s/ Vincent M. Lichtenberger
                     By:----------------------------
                       Vincent M. Lichtenberger
                       Assistant Secretary


Dated:    January 5, 2005